Supplement, dated January 29, 2004,
         to the Statements of Additional Information, dated May 1, 2003, as amended by the Supplement dated November 21, 2003
                                       of

                           Seligman Capital Fund, Inc.
                       Seligman Cash Management Fund, Inc.
                        Seligman Common Stock Fund, Inc.
               Seligman Communications and Information Fund, Inc.
                          Seligman Frontier Fund, Inc.
                        Seligman Global Fund Series, Inc.
                           Seligman Growth Fund, Inc.
                     Seligman High Income Fund Series, Inc.
                      Seligman Income and Growth Fund, Inc.
                  Seligman Time Horizon/Harvester Series, Inc.
                                       and
                        Seligman Value Fund Series, Inc.
                           (collectively, the "Funds")

Effective February 2, 2004, the following paragraph replaces and supercedes the second paragraph of sub-section "Class C" under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares" set forth in the supplement dated November 21, 2003 to each Fund's Statement of Additional
Information:

      Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows:
      First Clearing, LLC, Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.